UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2010 (September 7, 2010)
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE	000-51757	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2001 Bryan Street, Suite 3700
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code(214) 750-1771
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 13, 2010, the Partnership announced the resignation of Stephen L. Arata as Executive Vice President and Chief Financial Officer of its general partner.
Item 7.01. Regulation FD Disclosure
A copy of the press release announcing the resignation of Stephen L. Arata as Executive Vice President and Chief Financial Officer of the Partnership’s general partner is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information contained in this Item 7.01 and Exhibit 99.1 of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated into any previous or future filings made by or to be made by the Partnership with the Securities and Exchange Commission under the Securities Act of 1933, as amended or the Exchange Act.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Regency Energy Partners press release dated September 13, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP By: Regency GP LP, its general partner By: Regency GP LLC, its general partner
By:	/s/ Paul M. Jolas
Paul M. Jolas
Executive Vice President, Chief Legal Officer and Secretary

September 13, 2010